SUPPLEMENT DATED FEBRUARY 28, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR

DEVELOPING GROWTH PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Pacific Select Fund Summary Prospectus for Developing Growth Portfolio dated May 1, 2018 (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
F. Thomas O’Halloran, J.D., CFA, Partner and Portfolio Manager	Since 2014
Matthew R. DeCicco, CFA, Managing Director and Portfolio Manager	Since 2017
Vernon T. Bice, CMT, Portfolio Manager	Since 2018